UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _________________________

FORM 8-K

 _________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 29, 2016

_________________________

Salisbury Bancorp, Inc.

(Exact name of registrant as specified in its charter)

 _________________________

Connecticut (State of other jurisdiction of incorporation)	000-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)

Registrant’s telephone number, including area code: (860) 435-9801

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2016, Salisbury Bancorp, Inc. (the “Company”) announced the appointment of James E. Cotter as Executive Vice President and Chief Operating Officer of the Company’s subsidiary, Salisbury Bank and Trust Company (the “Bank”) effective January 29, 2016. Mr. Cotter, age 55, served as Executive Vice President and Chief Operating Officer of Naugatuck Valley Savings and Loan since May 2013. Prior to that time, Mr. Cotter served as Senior Vice President at Newtown Savings Bank from February 2006 to May 2013 and served as Senior Vice President at Fairfield County Bank from January 2000 to February 2006.

Section 8 - Other Events

Item 8.01

Other Events

On February 1, 2016, the Company issued a press release related to the appointment of James E. Cotter as Executive Vice President and Chief Operating Officer of Salisbury Bank and Trust Company. A copy of such press release is attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press release dated February 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: February 1, 2016	By:	/s/ Richard J. Cantele, Jr.